UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2014

Navient Student Loan Trust 2014-6
________________________________________
(Exact name of issuer as specified in its charter)

Navient Funding, LLC
(Exact name of Depositor as specified in its charter)

Navient Solutions, Inc.
(Exact name of Sponsor as specified in its charter)

Delaware	333-190926 333-190926-08	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification Number)

c/o Deutsche Bank Trust Company Americas 60 Wall Street, 16th Floor MS60-1625 New York, New York 10005
______________________________ (Address of principal executive offices)

Issuer’s telephone number, including area code:	703 984-5858

Not Applicable
______________________________________________

Former name or former address, if changed since last report

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry into a Material Definitive Agreement.

Closing of Navient Student Loan Trust 2014-6.

Navient Student Loan Trust 2014-6 (the “Trust”) was formed on July 17, 2014 pursuant to the Trust Agreement (the “Trust Agreement”), dated as of July 17, 2014, among Navient Funding, LLC (“Navient Funding”), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as the eligible lender trustee (the “Eligible Lender Trustee”) and Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as the Delaware trustee (the “Delaware Trustee”). The Trust Agreement was amended and restated as of August 14, 2014 pursuant to the Amended and Restated Trust Agreement by and among Navient Funding, the Eligible Lender Trustee, Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”) and the Delaware Trustee.

On August 5, 2014, Navient Funding, Navient Credit Finance Corporation (“Navient CFC”) and Navient Corporation on the one hand, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. (the “Representatives”), each on behalf of itself and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. on the other, executed and delivered the Underwriting Agreement relating to the Student Loan-Backed Notes (the “Notes”) to be issued by the Trust.  On August 7, 2014, Navient Funding, Navient CFC and Navient Corporation on the one hand, and the Representatives, each on behalf of itself and Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc. on the other, executed and delivered the Pricing Agreement relating to the Notes.

In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of August 14, 2014, by and among Navient Funding, Navient CFC and Deutsche Bank Trust Company Americas, not in its individual capacity but solely as interim eligible lender trustee for the benefit of Navient Funding (the “Interim Eligible Lender Trustee”); (b) the Purchase Agreement, dated as of August 14, 2014, by and among Blue Ridge Funding LLC (“Blue Ridge Funding”), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as interim eligible lender trustee for Blue Ridge Funding (the “Blue Ridge Funding Eligible Lender Trustee”), Navient Funding, the Interim Eligible Lender Trustee and Navient Solutions, Inc., as the servicer (the “Servicer”); (c)  the Purchase Agreement, dated as of August 14, 2014, by and among VL Funding LLC (“VL Funding”), Deutsche Bank Trust Company Americas, not in its individual capacity but solely as interim eligible lender trustee for VL Funding (the “VL Funding Eligible Lender Trustee”), Navient Funding, the Interim Eligible Lender Trustee and the Servicer; (d) the Interim Trust Agreement, dated as of August 14, 2014, by and between Navient Funding and the Interim Eligible Lender Trustee; (e) the Interim Trust Agreement, dated as of August 14, 2014, by and between Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee; (f) the Interim Trust Agreement, dated as of August 14, 2014, by and between VL Funding and the VL Funding Eligible Lender Trustee; (g) the Indenture, dated as of August 14, 2014, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee; (h) the Sale Agreement, dated as of August 14, 2014, by and among the Trust, the Eligible Lender Trustee, Navient Funding and the Interim Eligible Lender Trustee; (i) the Administration Agreement, dated as of August 14, 2014, by and among the Trust, Navient Solutions, Inc., in its capacity as administrator (the “Administrator”), the Eligible Lender Trustee, the Servicer, Navient Funding and the Indenture Trustee; and (j) the Servicing Agreement, dated as of August 14, 2014, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

On August 14, 2014, the Trust issued $158,000,000 of its Student Loan-Backed Notes.

Item 2.01                 Completion of Acquisition or Disposition of Assets.

The Trust used the net proceeds of these notes to purchase the student loans.

Item 9.01                 Financial Statements and Exhibits

Exhibits
1.1	Underwriting Agreement relating to the Notes, dated August 5, 2014, by and among Navient Funding, Navient CFC, Navient Corporation and the Representatives.
1.2	Pricing Agreement relating to the Notes, dated August 7, 2014, by and among Navient Funding, Navient CFC, Navient Corporation and the Representatives.
4.1	Amended and Restated Trust Agreement, dated as of August 14, 2014, by and among Navient Funding, the Eligible Lender Trustee, the Indenture Trustee and the Delaware Trustee.
4.2	Navient Funding Interim Trust Agreement, dated as of August 14, 2014, by and between Navient Funding and the Interim Eligible Lender Trustee.
4.3	Blue Ridge Funding Interim Trust Agreement, dated as of August 14, 2014, by and between Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee.
4.4	VL Funding Interim Trust Agreement, dated as of August 14, 2014, by and between VL Funding and the VL Funding Eligible Lender Trustee.
4.5	Indenture, dated as of August 14, 2014, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.
5.1*	Opinion of Richards, Layton & Finger, P.A., dated August 14, 2014, with respect to due authorization and enforceability of the Notes.
99.1	Purchase Agreement, dated as of August 14, 2014, by and among Navient Funding, the Interim Eligible Lender Trustee and Navient CFC.
99.2	Purchase Agreement, dated as of August 14, 2014, by and among Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee, Navient Funding, the Interim Eligible Lender Trustee and the Servicer.
99.3	Purchase Agreement, dated as of August 14, 2014, by and among VL Funding, the VL Funding Eligible Lender Trustee, Navient Funding, the Interim Eligible Lender Trustee and the Servicer.
99.4	Sale Agreement, dated as of August 14, 2014, by and among Navient Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.
99.5	Administration Agreement, dated as of August 14, 2014, by and among the Trust, the Administrator, Navient Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.
99.6	Servicing Agreement, dated as of August 14, 2014, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.
*  Previously filed on Form 8-K dated August 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT STUDENT LOAN TRUST 2014-6
By: Navient Funding, LLC

Dated: August 14, 2014	By: /s/ Mark D. Rein
Name: Mark D. Rein
Title: Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement relating to the Notes, dated August 5, 2014, by and among Navient Funding, Navient CFC, Navient Corporation and the Representatives.
1.2	Pricing Agreement relating to the Notes, dated August 7, 2014, by and among Navient Funding, Navient CFC, Navient Corporation and the Representatives.
4.1	Amended and Restated Trust Agreement, dated as of August 14, 2014, by and among Navient Funding, the Eligible Lender Trustee, the Indenture Trustee and the Delaware Trustee.
4.2	Navient Funding Interim Trust Agreement, dated as of August 14, 2014, by and between Navient Funding and the Interim Eligible Lender Trustee.
4.3	Blue Ridge Funding Interim Trust Agreement, dated as of August 14, 2014, by and between Blue Ridge Funding and the Blue Ridge Funding Eligible Lender Trustee.
4.4	VL Funding Interim Trust Agreement, dated as of August 14, 2014, by and between VL Funding and the VL Funding Eligible Lender Trustee.
4.5	Indenture, dated as of August 14, 2014, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.
5.1*	Opinion of Richards, Layton & Finger, P.A., dated August 14, 2014, with respect to due authorization and enforceability of the Notes.
99.1	Purchase Agreement, dated as of August 14, 2014, by and among Navient Funding, the Interim Eligible Lender Trustee and Navient CFC.
99.2	Purchase Agreement, dated as of August 14, 2014, by and among Blue Ridge Funding, the Blue Ridge Funding Eligible Lender Trustee, Navient Funding, the Interim Eligible Lender Trustee and the Servicer.
99.3	Purchase Agreement, dated as of August 14, 2014, by and among VL Funding, the VL Funding Eligible Lender Trustee, Navient Funding, the Interim Eligible Lender Trustee and the Servicer.
99.4	Sale Agreement, dated as of August 14, 2014, by and among Navient Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.
99.5	Administration Agreement, dated as of August 14, 2014, by and among the Trust, the Administrator, Navient Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.
99.6	Servicing Agreement, dated as of August 14, 2014, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.
*  Previously filed on Form 8-K dated August 14, 2014.